UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                          POLO RALPH LAUREN CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                        001-13057                   13-2622036
----------------------------     ------------------------    ---------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)

 650 MADISON AVENUE, NEW YORK, NEW YORK                               10022
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

  Registrant's telephone number, including area code:        (212) 318-7000
                                                             --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On May 26, 2004, the Registrant reported its results of operations for its fourth fiscal quarter and fiscal year ended April 3, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POLO RALPH LAUREN CORPORATION



                                   By: /s/ Gerald M. Chaney
                                       ----------------------------------------
                                       Name:   Gerald M. Chaney
                                       Title:  Senior Vice President of Finance
                                               and Chief Financial Officer



Date:  May 26, 2004

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                      DESCRIPTION
------                      -----------

99.1         Press Release of Polo Ralph Lauren Corporation, dated May 26, 2004.